UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 19, 2008

                              ENGlobal Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

               001-14217                               88-0322261
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       (Commission File Number)            (IRS Employer Identification No.)


   654 N. Sam Houston Pkwy E., Suite 400, Houston, Texas          77060-5914
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         (Address of Principal Executive Offices)                 (Zip Code)

                                  281-878-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Grant of Restricted Stock to Non-Employee Directors

On June 19, 2008, the Company's Board of Directors approved a grant to each non-employee director of 6,420 shares of restricted common stock. The shares of restricted stock were granted pursuant to the Company's 1998 Incentive Plan, and the restrictions on transfer and forfeiture will lapse in equal quarterly installments beginning on September 30, 2008, so long as the grantee continues to serve as a member of the Company's Board of Directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ENGlobal Corporation

Date: June 23, 2008                  By: /s/ Natalie S. Hairston
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                                         Natalie S. Hairston, Vice President
                                         Investor Relations, Chief Governance
                                         Officer, and Corporate Secretary